SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2001

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.

99	Press Release of Coca-Cola Enterprises Inc. issued October 10, 2001.

Item 9.    Regulation FD Disclosure

On October 10, 2001, the Company announced that a third quarter conference call with financial analysts and investors will be webcast live over the Internet on Wednesday, October 17, 2001 at 9:00 a.m.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: October 10, 2001	By: S/ E. LISTON BISHOP III E. Liston Bishop III Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release of Coca-Cola Enterprises Inc. issued October 10, 2001.	5